Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 7 - SUBSEQUENT EVENTS

a.	On August 23, 2023, the board of directors approved the grant of an aggregate of 33,500 options exercisable into 33,500 ordinary shares to the Company’s employees, at an exercise price of $6.5 per share. The options will vest over four years with one quarter vesting one year after the grant date and the remaining balance will vest in equal parts at the end of each subsequent quarter.

b.	On August 23, 2023, the board of directors approved repricing of outstanding options to purchase an aggregate of 999,648 ordinary shares held by the Company’s employees and directors to an exercise price of $6.39 per share, subject to obtaining regulatory approvals, and with regard to options granted to members of the board (including the Company’s Chief Executive Officer), subject to shareholders’ approval.